UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2006

                                   ARGAN, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                  001-31756                      13-1947195
(State or Other Jurisdiction      (Commission                   (IRS Employer
      of Incorporation)           File Number)               Identification No.)

One Church Street, Suite 302, Rockville, MD                         20850
  (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (301) 315-0027

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

      On May 4, 2006, Argan, Inc. (the "Company") and the Buyers (defined below) entered into a certain Stock Purchase Agreement, dated as of May 4, 2006 (the "Purchase Agreement"), pursuant to which, subject to the fulfillment of the Release Conditions (defined below), the Company offered for sale, and the purchasers identified on Schedule A attached to the Purchase Agreement (the "Buyers") purchased (the "Transaction"), an aggregate of 760,000 shares (the "Shares") of the Company's common stock, $.15 par value. The Shares were sold at a purchase price of $2.50 per share, yielding an aggregate purchase price of $1,900,000 (the "Share Consideration"). Subject to the fulfillment of the Release Conditions (defined below), the Shares will be issued pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), and Rule 506 of Regulation D promulgated under the Securities Act.

      In connection with the Transaction, the Company and the Buyers entered into a certain Escrow Agreement dated as of May 4, 2006 pursuant to which the Shares and the Share Consideration have been deposited in escrow and shall be released only upon the fulfillment of certain conditions as provided therein (the "Release Conditions"). In the event the Release Conditions are not fulfilled by June 1, 2006, unless otherwise agreed by the Company and Buyers, the Transaction will be terminated and the Shares will be returned to the Company and the Share Consideration will be returned to the Buyers.

      MSRI SBIC, LP ("MSRI") acquired 240,000 Shares in the Transaction. Daniel Levinson, a director of the Company, controls MSRI. In addition, James Quinn, a director of the Company, acquired 40,000 Shares for his own account.

      In addition, the Company has agreed, pursuant to the Purchase Agreement, to file a registration statement under the Securities Act relating to the resale of the Shares by the Buyers, as soon as practicable following the release of the Shares from escrow.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.   Description
-----------   -----------

4.1 Stock Purchase Agreement dated as of May 4, 2006 between Argan, Inc. and the purchasers identified on Schedule A attached thereto.

4.2 Escrow Agreement dated as of May 4, 2006 between Argan, Inc. and the purchasers identified on Schedule A attached thereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ARGAN, INC.

Date: May 9, 2006                              By: /s/ Rainer Bosselmann
                                                   ---------------------
                                                   Rainer Bosselmann
                                                   Chairman of the Board and
                                                   Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

4.1 Stock Purchase Agreement dated as of May 4, 2006 between Argan, Inc. and the purchasers identified on Schedule A attached thereto.

4.2 Escrow Agreement dated as of May 4, 2006 between Argan, Inc. and the purchasers identified on Schedule A attached thereto.